Quarterly Holdings Report
for
Fidelity Asset Manager® 20%
December 31, 2023
AMI-NPRT1-0224
1.811345.119
Equity Central Funds - 27.3%
	Shares	Value ($)
Fidelity Commodity Strategy Central Fund (a)	131,096	11,579,748
Fidelity Emerging Markets Equity Central Fund (a)	851,278	172,392,372
Fidelity Hedged Equity Central Fund (a)	606,096	68,337,270
Fidelity International Equity Central Fund (a)	3,383,849	331,211,128
Fidelity Real Estate Equity Central Fund (a)	202,748	26,038,957
Fidelity U.S. Equity Central Fund (a)	7,319,651	905,733,645
TOTAL EQUITY CENTRAL FUNDS (Cost $908,117,518)		1,515,293,120

Fixed-Income Central Funds - 52.0%
	Shares	Value ($)
High Yield Fixed-Income Funds - 2.7%
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	523,865	47,446,457
Fidelity Floating Rate Central Fund (a)	733,953	72,323,717
Fidelity High Income Central Fund (a)	271,022	28,362,449
TOTAL HIGH YIELD FIXED-INCOME FUNDS		148,132,623
Investment Grade Fixed-Income Funds - 49.3%
Fidelity Inflation-Protected Bond Index Central Fund (a)	766,597	67,644,520
Fidelity International Credit Central Fund (a)	179,207	14,268,442
Fidelity Investment Grade Bond Central Fund (a)	26,840,993	2,657,258,329
TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		2,739,171,291
TOTAL FIXED-INCOME CENTRAL FUNDS (Cost $2,983,694,937)		2,887,303,914

Money Market Central Funds - 18.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b)	85,854,953	85,872,124
Fidelity Money Market Central Fund 5.52% (b)	957,093,644	956,997,935
TOTAL MONEY MARKET CENTRAL FUNDS (Cost $1,042,939,157)		1,042,870,059

U.S. Treasury Obligations - 0.2%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.29% to 5.31% 3/7/24 to 3/21/24 (d) (Cost $13,522,570)	13,670,000	13,525,417

Investment Companies - 1.6%
	Shares	Value ($)
Fidelity Low Volatility Factor ETF (e)	1,015,402	53,785,843
iShares 20+ Year Treasury Bond ETF	358,087	35,407,643
TOTAL INVESTMENT COMPANIES (Cost $89,273,137)		89,193,486

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $5,037,547,319)	5,548,185,996
NET OTHER ASSETS (LIABILITIES) - 0.1%	6,304,004
NET ASSETS - 100.0%	5,554,490,000

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	863	Mar 2024	207,983,000	(6,905,131)	(6,905,131)
ICE MSCI EAFE Index Contracts (United States)	249	Mar 2024	28,042,380	(1,066,163)	(1,066,163)
ICE MSCI Emerging Markets Index Contracts (United States)	1,122	Mar 2024	57,990,570	(2,575,384)	(2,575,384)

TOTAL FUTURES CONTRACTS					(10,546,678)
The notional amount of futures sold as a percentage of Net Assets is 5.2%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,193,567.
(e)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	93,480,867	97,517,389	105,126,132	1,133,361	-	-	85,872,124	0.2%
Fidelity Commodity Strategy Central Fund	12,138,671	676,480	464,889	231,031	(57,295)	(713,219)	11,579,748	5.7%
Fidelity Emerging Markets Debt Central Fund	6,505,336	232,547	6,919,400	64,060	(1,353,313)	1,534,830	-	0.0%
Fidelity Emerging Markets Debt Local Currency Central Fund	43,626,574	2,714,401	-	2,714,400	-	1,105,482	47,446,457	15.9%
Fidelity Emerging Markets Equity Central Fund	158,756,478	5,092,990	3,750,701	1,507,436	649,339	11,644,266	172,392,372	7.4%
Fidelity Floating Rate Central Fund	70,283,198	3,996,242	2,323,951	1,788,986	(27,739)	395,967	72,323,717	4.9%
Fidelity Hedged Equity Central Fund	68,400,292	706,134	6,551,736	706,134	267,442	5,515,138	68,337,270	15.5%
Fidelity High Income Central Fund	26,862,290	1,516,486	932,894	627,696	9,838	906,729	28,362,449	2.1%
Fidelity Inflation-Protected Bond Index Central Fund	39,598,919	29,848,146	1,715,045	2,167,486	(109,885)	22,385	67,644,520	11.2%
Fidelity International Credit Central Fund	13,426,284	692,543	465,067	246,917	(114,036)	728,718	14,268,442	5.9%
Fidelity International Equity Central Fund	298,819,024	11,566,923	10,389,308	1,824,562	(233,977)	31,448,466	331,211,128	6.4%
Fidelity Investment Grade Bond Central Fund	2,488,119,466	118,664,733	89,876,928	27,073,925	(13,047,487)	153,398,545	2,657,258,329	6.7%
Fidelity Money Market Central Fund 0.45%	962,943,969	45,960,998	51,907,119	13,212,390	(5,104)	5,191	956,997,935	83.9%
Fidelity Real Estate Equity Central Fund	22,499,701	1,255,552	929,562	364,870	(52,624)	3,265,890	26,038,957	2.6%
Fidelity Securities Lending Cash Central Fund 5.40%	13,104,400	106,389,528	119,493,928	834	-	-	-	0.0%
Fidelity U.S. Equity Central Fund	802,922,024	71,955,000	21,710,994	46,541,556	6,011,677	46,555,938	905,733,645	5.1%
Total	5,121,487,493	498,786,092	422,557,654	100,205,644	(8,063,164)	255,814,326	5,445,467,093

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Low Volatility Factor ETF	-	52,888,425	-	157,387	-	897,418	53,785,843
	-	52,888,425	-	157,387	-	897,418	53,785,843

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.